UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2019

U.S. ENERGY CORP.

(Exact Name of Company as Specified in its Charter)

Wyoming	0-6814	83-0205516
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)

950 S. Cherry St., Suite 1515, Denver, Colorado	80246
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Not Applicable

Former Name, Former Address or Former Fiscal Year,
If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

On May 22, 2019 (the “Settlement Date”), U.S. Energy Corp. (the “Company”) and Energy One, LLC (collectively, “Plaintiffs”), Apeg Energy II, LP and Apeg Energy II GP, LLC (collectively, “Defendants”) entered into a Final Release and Settlement Agreement (the “Settlement Agreement”) with John Hoffman, one of the third-party defendants in the Civil Action (as defined below), pursuant to which, each party to the Settlement Agreement agreed to settle third-party claims (as described below) as to Mr. Hoffman.

The Settlement Agreement was entered into in connection with a complaint filed by Plaintiffs, as represented by the Audit Committee of the Board of Directors of the Company (the “Board”), against Defendants in a civil action brought in the United States District Court, Southern District of Texas-Houston Division (the “Civil Action”), in which Plaintiffs sought to recover damages sustained arising out of a loan provided to Plaintiffs by Apeg Energy II, LP. Defendants answered the Civil Action, denying and disputing the material allegations of the Civil Action, and asserted defenses and counterclaims against Plaintiffs. Plaintiffs, in turn, denied the counterclaims and asserted affirmative defenses and third-party claims against Mr. Hoffman and David Veltri, in their capacity as members of the Board. The third-party claims against Mr. Veltri remain.

Pursuant to the Settlement Agreement, among other things:

●	Mr. Hoffman resigns from the Board and each Board committee in respect of Plaintiffs on which he holds a position;

●	Plaintiffs release and discharge Mr. Hoffman from and against any and all claims Plaintiffs may have against Mr. Hoffman up to the Settlement Date;

●	Defendants release and discharge all claims against Plaintiffs and the Audit Committee from and against any claim, right of recovery or assertion of legal fees because of, arising out of or caused in any respect by Mr. Hoffman;

●	Mr. Hoffman releases and discharges Plaintiffs, the Audit Committee and Board members, Javier F. Pico and John W. Chitwood, individually and as members of the Board, Audit Committee and Compensation Committee, from and against any and all claims that Mr. Hoffman may have against them up to the Settlement Date;

●	Defendants agree to indemnify Mr. Hoffman from and against any and all claims that Mr. Hoffman incurs after the Settlement Date in relation to any claims that are settled or discharged in the Settlement Agreement; and

●	Mr. Hoffman specifically agrees that he will not make any disparaging comments or statements regarding Plaintiffs or Defendants, including their officers, directors representatives, agents, employees, or attorneys, to anyone regarding the Settlement Agreement, the Civil Action, or any other matter that was the subject of or in connection therewith.

The foregoing summary of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Standard; Transfer of Listing

On May 21, 2019, the Company received a letter (the “Notice”) from the Nasdaq Stock Market LLC (the “Exchange”) notifying the Company that as a result of not having received the Company’s Quarterly Report on Form 10-Q for the period ended March 31. 2019 (the “Form 10-Q”), and because the Company is delinquent in filing its Form 10-K for the year ended December 31, 2018 (the “Form 10-K”), the Company does not comply with the requirements of Nasdaq Listing Rule 5250(c)(1) for continued listing on the Exchange. This notification has no effect on the listing of the Company’s common stock at this time. However, pursuant to the Notice, the Company was required to submit a plan (the “Plan”) by May 23, 2019 to comply with the Exchange’s requirements for continued listing.

On May 23, 2019, the Company submitted the Plan to the Exchange. If the Exchange accepts the Company’s Plan, the Exchange may grant an exception of up to 180 calendar days from the Form 10-K’s due date, or until October 14, 2019, to regain compliance. The Company continues to work diligently toward the filing of the Form 10-Q and the Form 10-K with the Securities and Exchange Commission (the “SEC”) as soon as reasonably practicable.

Item 5.02 (a). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On and effective as of May 22, 2019, pursuant to the Settlement Agreement, Mr. Hoffman resigned from the Board. Mr. Hoffman was the Chairman of the Compensation Committee and a member of the Audit Committee and the Nominating Committee.

Item 7.01. Regulation FD Disclosure

On May 24, 2019, the Company issued a press release regarding the matters discussed in Item 3.01, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulation of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1943 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the expected timing for the filing of the Form 10-Q and the Form 10-K, the Company’s ability to regain compliance with the Exchange’s requirements for continued listing and related matters. These statements are subject to risks and uncertainties, including the failure of the Company to file the Form 10-Q and the Form 10-K on their expected timeline, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Final Release and Settlement Agreement, dated May 22, 2019, by and among U.S Energy Corp., Energy One, LLC, Apeg Energy II, LP, Apeg Energy II GP, LLC and John Hoffman
99.1	Press Release dated May 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: May 24, 2019	By:	/s/ Ryan Smith
Ryan Smith
Interim Chief Executive Officer & President